SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549


FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 29, 2003

AIR T, INC.
(Exact Name of Registrant as Specified in its Charter)



        Delaware                      0-11720              52-1206400
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                 Identification No.)


        3524 Airport Road
      Maiden, North Carolina 28650
(Address of Principal Executive Offices)
          (Zip Code)


                 (704) 377-2109
 (Registrant's Telephone Number, Including Area Code)



Item 7.	Financial Statements and Exhibits.
(a)	Financial Statements
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Exhibits
Exhibit 99.1	Press release dated July 29, 2003

Item 9.	Regulation FD Disclosure (providing information required under
Item 12). On July 29, 2003, we issued a press release announcing our financial results for the fiscal year ended March 31, 2003. The press
release is attached to this Form 8-K as Exhibit 99.1.  Note:   The
information contained in this Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2003

	AIR T, INC.


	By:	  /s/ John J. Gioffre
		John J. Gioffre, Secretary





Exhibit Index


Exhibit
Description

Exhibit 99.1
Press release dated July 29, 2003





Exhibit 99.1

[insert press release]

(..continued)





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